Exhibit 10.1

Certain confidential information contained in this document, marked by brackets and *** asterisk, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

凯信生物医药（无锡）有限公司

CASI Biopharmaceuticals (Wuxi) Co., Ltd.

与

AND

深圳嘉道功程股权投资基金（有限合伙）

Shenzhen Jiadao Gongcheng Equity Investment Fund (Limited Partnership)

关于

ABOUT

转让合源生物科技（天津）有限公司股权

Transfer of Equity Interest in Juventas Biotechnology (Tianjin) Co., Ltd.

之

股权转让协议

Equity Transfer Agreement

本《股权转让协议》（”本协议”）于2022年9月22日（”签署日”）签订：

This Equity Transfer Agreement (this “Agreement”), dated September 22, 2022 (the “Execution Date”), is entered into by and between:

1.	凯信生物医药（无锡）有限公司，一家根据中国法律注册成立的有限责任公司，统一社会信用代码为91320206MA1Y9QKR89（”转让方”）；

CASI Biopharmaceuticals (Wuxi) Co., Ltd., a limited liability company registered and incorporated under the laws of the PRC with uniform social credit code of 91320206MA1Y9QKR89 (the “Transferor”);

2.	深圳嘉道功程股权投资基金（有限合伙），一家根据中国法律注册成立的有限合伙企业，统一社会信用代码为91440300319612500C（”受让方”）。

Shenzhen Jiadao Gongcheng Equity Investment Fund (Limited Partnership), a limited partnership enterprise registered and incorporated under the laws of the PRC with its unified social credit code of 91440300319612500C (“Transferee”).

以上分别称为”一方”，合称为”双方”。

The above shall be referred to individually as a “Party” and collectively as the “Parties”.

鉴于：

Whereas,

1.	截至签署日，转让方持有对应合源生物科技（天津）有限公司（”标的公司”）注册资本[*****] 的股权。根据标的公司与转让方及其他相关方于2021年10月13日签署的《关于合源生物科技（天津）有限公司之股东协议》（”股东协议”），转让方就前述股权享有作为A+轮投资者（定义见股东协议）的权利。

As of the Execution Date, the Transferor holds [*****]  of the registered capital of Juventas Biotechnology (Tianjin) Co., Ltd. (the “Company”). In accordance with the Shareholders’ Agreement regarding Juventas Biotechnology (Tianjin) Co., Ltd., dated as of October 13, 2021, among the Company, Transferor, and other relevant parties (the “Shareholders’ Agreement”), the Transferor shall have the right as a Series A + Investor (as defined in the Shareholders’ Agreement) with respect to the aforesaid equity interests.

2.	受让方拟按照本协议的条款与条件受让转让方持有的对应标的公司注册资本[*****] 的股权，转让方拟按照本协议的条款与条件转让其持有的该等标的公司股权。

The Transferee intends to purchase the Transferor’s equity interests corresponding to [*****] of the registered capital of the Company, and the Transferor intends to transfer such equity interests in the Company, pursuant to the terms and subject to the conditions of this Agreement.

3.	标的公司与转让方的关联方（定义见下）CASI Pharmaceuticals, Inc.（”CASI US”）分别于2019年6月15日和2020年9月29日签署《Exclusive License Agreement》及《独家许可协议之补充协议》（合称”独家许可协议”）。本次股权转让（定义见下）完成后，转让方希望独家许可协议能够继续被严格履行。

The Company and CASI Pharmaceuticals, Inc., an Affiliate (defined below) of the Transferor, entered into the Exclusive License Agreement and the Supplementary Agreement to the Exclusive License Agreement (collectively the “Exclusive License Agreement”) on June 15, 2019 and September 29, 2020, respectively. It is the intention of the Transferor that the performance of the Exclusive License Agreement can be continuously secured after the completion of the Equity Transfer (defined below).

据此，双方达成本协议各项条款如下：

Now, therefore, the Parties agree as follows:

第一条本次股权转让

I.Equity Transfer

1.1本次股权转让

1.1Equity Transfer

1.1.1	转让方同意将其持有的截至签署日对应标的公司注册资本 [*****] 的股权（”目标股权”），按本协议的条款与条件以 [*****]（”股权转让价款”）的对价转让给受让方，受让方同意按本协议的条款与条件受让目标股权（”本次股权转让”）。
1.1.1

The Transferor agrees to transfer to the Transferee its equity interests in the amount of [*****] of the registered capital of the Company as of the Execution Date (the “Target Equity”) for a consideration of [*****] (the “Equity Transfer Price”), subject to the terms and conditions of this Agreement, and the Transferee agrees to accept the transfer of the Target Equity subject to the terms and conditions of this Agreement (this “Equity Transfer”).

1.1.2	受限于本协议的约定，双方同意配合与本次股权转让相关的一切程序（包括但不限于在市场监督管理部门就本次股权转让办理的必要程序）。
1.1.2

Subject to the provisions herein, the Parties agree to cooperate in all procedures in connection with the Equity Transfer (including, without limitation, the procedures necessary for the Equity Transfer with the market supervision and administration authority).

第二条交割

II.Closing

2.1交割

2.1Closing

2.1.1	双方确认并同意，在本协议第四条规定的先决条件得以全部满足或受让方以书面形式予以豁免之日（”交割条件满足日”）后，受让方应分两期向转让方支付股权转让价款：
(1)	第一期：交割条件满足日起 [*****]内，受让方向转让方支付本次股权转让对价的[*****]，即[*****] （大写：壹亿贰仟零肆拾叁万陆仟柒佰伍拾元整）；

(2)	第二期：标的公司办理完毕标的股权的工商变更登记后[*****] 内，受让方向转让方支付本次股权转让对价的剩余[*****]，即[*****] （大写：壹亿贰仟零肆拾叁万陆仟柒佰伍拾元整）。

转让方全额收到第一期股权转让价款之日为本次股权转让的首次付款日（”首次付款日”）；转让方全额收到第二期股权转让价款之日为本次股权转让的交割日（”交割日”）。

2.1.1

The Parties acknowledge and agree that the Transferee shall pay the Equity Transfer Price to the Transferor in two tranches after the date on which all conditions precedent set forth in Article IV hereof are satisfied or waived by the Transferee in writing (the “Closing Conditions Satisfaction Date”):

(1)	The 1st Tranche: within [*****] after the Closing Conditions Satisfaction Date, the Transferee shall pay [*****] of the Equity Transfer Price, which is [*****];

(2)	The 2nd Tranche: within [*****] after the completion of the Equity Transfer Registration, the Transferee shall pay the remaining [*****] of the Equity Transfer Price, which is [*****];

The date on which the Transferor has received the first Tranche of the Equity Transfer Price in full shall be the date of first payment (the “First Payment Date”); the date on which the Transferor has received the second Tranche of the Equity Transfer Price in full shall be the closing date of the Transfer (the “Closing Date”).

2.1.2	双方确认并同意，转让方应在收到受让方支付的每期股权转让价款后的[*****] 内向受让方出具书面的收款通知，以证明受让方已完成该期股权转让价款支付义务。
2.1.2

The Parties acknowledge and agree that the Transferor shall issue a written receipt notice to the Transferee within [*****]  after the receipt of each tranche of the Equity Transfer Price paid by the Transferee to evidence that the Transferee has fulfilled its obligation to pay such tranche of the Equity Transfer Price.

2.2股东身份及股东权利

2.2Shareholders’ Status and Rights

2.2.1	自首次付款日起，受让方取得全部目标股权，并获得目标股权的全部权利、权属和权益，包括但不限于目标股权的所有权和任何与之相关的或

源于该所有权的权利和利益，同时承担目标股权对应的义务。

2.2.1

From the First Payment Date, the Transferee shall acquire all the Target Equity, as well as all rights, titles and interests in, to and under the Target Equity, including without limitation the ownership of the Target Equity and any rights and interests relating to or arising from such ownership, and shall assume the obligations corresponding to the Target Equity.

2.2.2	特别地，双方一致同意并确认，自首次付款日，受让方就目标股权享有作为A+轮投资者根据股东协议（或股东协议后续不时修订或者修改）享有相应的股东的权利。
2.2.2

In particular, the Parties unanimously agree and confirm that, upon the First Payment Date, the Transferee shall be entitled to the relevant shareholders’ rights as a Series A + Investor with respect to the Target Equity in accordance with the Shareholders’ Agreement, as amended or modified from time to time subsequently.

第三条陈述与保证和承诺

III.REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1陈述与保证

3.1Representations and Warranties

3.1.1	转让方特此向受让方作出如下陈述与保证，并确认受让方对本协议的签署依赖于该等陈述与保证直至交割日（含交割日）在所有方面的真实、准确、完整和不具有误导性：
3.1.1

The Transferor hereby makes the following representations and warranties to the Transferee and acknowledges that the Transferee has entered into this Agreement in reliance on these representations and warranties being true, accurate, complete and not misleading in all respects as of the Closing Date (inclusive):

(1)	转让方系依照中国法律合法成立和有效存续的实体。
(1)	The Transferor is an entity duly organized and validly existing under the laws of China.

(2)	转让方根据适用法律具备民事权利能力和民事行为能力签署、交付和履行本协议项下与其相关事项；转让方已经就其签署、交付和履行本次股权转让项下与其相关事项取得所需的一切的授权、许可和批准。除本协议约定的各项变更手续（即在市场监督管理部门的变更登记/备案手续），转让方签署、交付和履行本协议并完成本次股权

转让项下与其相关事项无需获取任何第三方的同意、授权、许可或批准。本协议在经转让方签署后将构成对其合法、有效和具有约束力的义务，并可按照相应交易文件的条款对其强制执行。

(2)

The Transferor has the capacity for civil rights and conducts in accordance with applicable laws to execute, deliver and perform this Agreement. The Transferor has obtained all necessary authorizations, permits and approvals in connection with its execution, delivery and performance of the matters regarding the Transferor under the Equity Transfer. Except for the procedures for amendments as set forth in this Agreement (i.e. amendment registration/filing with the market supervision authority), the Transferor is not required to obtain any consent, authorization, permit or approval from any third party for the Transferor’s execution, delivery and performance of this Agreement or completion of the matters regarding the Equity Transfer. This Agreement will constitute a legal, valid and binding obligation of the Transferor, and will be enforceable against the Transferor in accordance with the provisions in the relevant transaction documents.

(3)	转让方签署、交付和履行本协议并完成本次股权转让，不会违反适用法律或任何政府指令，不会违反其章程或其他组织文件（如有），不会违反对其有约束力或适用的法院判决、裁定、仲裁庭裁决、行政决定、命令，不会违反转让方作为签约一方的任何文件、合同或协议，或对其或其资产具有约束力的任何文件、合同或协议，不会导致任何第三方向转让方提出任何权利请求。
(3)

The execution, delivery and performance of this Agreement and the completion of the Equity Transfer by the Transferor will not violate any applicable laws or any governmental orders, the articles of association or other organizational documents (if any), or any binding court judgments, rulings, arbitration tribunal awards, administrative decisions or orders binding upon or applicable to it, or any documents, contracts or agreements to which the Transferor is a party or any documents, contracts or agreements binding upon the Transferor or its assets, nor will it result in any third party to claim against the Transferor.

(4)	目标股权没有且不涉及任何国有资产，根据任何国有资产监管法律无需为完成本次股权转让而取得国有资产审批/备案手续、任何形式的国有资产评估程序，或进行任何国有资产产权交易所进场交易的相关程序。

(4)

The Target Equity does not involve any state-owned assets. Therefore, according to any law on the supervision and administration of state-owned assets, there is no need to obtain state-owned assets approval/filing procedures, any form of state-owned assets appraisal procedures, or relevant procedures to conduct any trading at any state-owned assets property exchange.

(5)

转让方是目标股权的合法持有人，其获得目标股权的对价均已经按时足额支付，且其持有的目标股权对应的注册资本已足额缴纳，转让方不存在迟延缴纳目标股权注册资本、虚假出资或抽逃出资的行为。转让方持有的目标股权上，不存在任何现有或潜在的争议、纠纷、诉讼、仲裁、索赔、强制执行或其他行政程序或法律程序。转让方持有的目标股权上不存在任何代持安排，亦不存在质押、抵押等担保权益或任何种类的权利负担，或任何其他第三方权利或权益。转让方对其持有的目标股权具有完全和排他的所有权和处分权，并具有依法转让其所持目标股权的权利。

(5)

The Transferor is the lawful holder of the Target Equity, and has fully paid the consideration for the Target Equity, and the registered capital corresponding to the Target Equity has been fully paid. The Transferor has not delayed payment of the registered capital for the Target Equity, committed false capital contribution or withdrawn capital contribution. There are no existing or potential disputes, disagreements, litigations, arbitrations, claims, enforcements or other administrative or legal proceedings in connection with the Target Equity. The Target Equity is not subject to any nominee holding arrangement, pledge, mortgage or other security interest or encumbrance of any kind, or any other third party right or interest. The Transferor has full and exclusive ownership and right to dispose of the Target Equity, and has the right to transfer the Equity Interest pursuant to law.

3.1.2	受让方特此向转让方作出如下陈述与保证，并确认转让方对本协议的签署依赖于该等陈述与保证直至交割日（含交割日）在所有方面的真实、准确、完整和不具有误导性：
3.1.2

The Transferee hereby makes the following representations and warranties to the Transferor and acknowledges that the Transferor has entered into this Agreement in reliance on these representations and warranties being true, accurate, complete and not misleading in all respects as of the Closing Date (inclusive):

(1)	授权和有效性。受让方系依照中国法律合法成立和有效存续的实体。
(1)	Authority and Validity. The Transferee is an entity duly organized and validly existing under the laws of China.

(2)

受让方根据适用法律具备民事权利能力和民事行为能力签署、交付和履行本协议项下与其相关事项；受让方已经就其签署、交付和履行本次股权转让项下与其相关事项取得所需的一切的授权、许可和批准。除本协议约定的各项变更手续（即在市场监督管理部门的变更登记/备案手续），受让方签署、交付和履行本协议并完成本次股权转让项下与其相关事项无需获取任何第三方的同意、授权、许可或批准。本协议在经受让方签署后将构成对其合法、有效和具有约束力的义务，并可按照相应交易文件的条款对其强制执行。

(2)

The Transferee has the capacity for civil rights and conducts in accordance with applicable laws to execute, deliver and perform this Agreement. The Transferee has obtained all necessary authorizations, permits and approvals in connection with its execution, delivery and performance of the matters regarding the Transferee under the Equity Transfer. Except for the procedures for amendments as set forth in this Agreement (i.e. amendment registration/filing with the market supervision authority), the Transferee is not required to obtain any consent, authorization, permit or approval from any third party for the Transferee’s execution, delivery and performance of this Agreement or completion of the matters regarding the Equity Transfer. This Agreement will constitute a legal, valid and binding obligation of the Transferee, and will be enforceable against the Transferee in accordance with the provisions in the relevant transaction documents.

(3)	受让方签署、交付和履行本协议并完成本次股权转让，不会违反适用法律或任何政府指令，不会违反其章程或其他组织文件（如有），不会违反对其有约束力或适用的法院判决、裁定、仲裁庭裁决、行政决定、命令，不会违反受让方作为签约一方的任何文件、合同或协议，或对其或其资产具有约束力的任何文件、合同或协议，不会导致任何第三方向受让方提出任何权利请求。
(3)

The execution, delivery and performance of this Agreement and the completion of the Equity Transfer by the Transferee will not violate any applicable laws or any governmental orders, the articles of association or other organizational documents (if any), or any binding court judgments, rulings, arbitration tribunal awards, administrative decisions or orders binding upon or applicable to it, or any documents, contracts or agreements to which the Transferee is a party or any documents, contracts or agreements binding upon the Transferee or its assets, nor will it result in any third party to claim against the Transferee.

(4)	本次股权转让系受让方的真实意思表示，受让方确认其用以购买目标股权的资金来源合法、合规，受让方具备履行本协议项下支付义务所需的财务能力。
(4)

The Equity Transfer is the expression of its true intentions. The Transferee confirms that the source of funds used to purchase the Target Equity is legal and compliant, and the Transferee has the financial capacity as required by the payment obligations hereunder.

3.2承诺

3.2Covenants

3.2.1	自签署日至交割日，除实施本协议项下的本次股权转让外，未经受让方事先书面同意，转让方不得转让、出售、质押或以其他任何方式处置目标股权，包括但不限于不得在其上设置任何权利负担；且转让方不得实施任何可能对目标股权或本协议或其他交易文件的履行有重大不利影响的行为；
3.2.1

From the Execution Date to the Closing Date, except for the Equity Transfer hereunder, without the prior written consent of the Transferee, Transferor shall not transfer, sell, pledge or otherwise dispose of the Target Equity, including without limitation not creating any encumbrance thereon; and the Transferor shall not take any action that may have any material adverse effect on the Target Equity or the performance of this Agreement or other Transaction Documents;

3.2.2

转让方应协助并配合标的公司及受让方就本次股权转让完成在市场监督管理部门的变更登记/备案手续，该等变更应体现本次股权转让安排以及相应的股东变更安排（”股权转让变更登记”）。转让方承诺，在其全额收到第一期股权转让价款（即[*****] ）的前提下，其应尽商业合理努力协助并配合标的公司及受让方使得股权转让变更登记手续在下述日期孰早之日前完成：（1）转让方全额收到第一期股权转让价款（即[*****] ）后第[*****] 届满之日；（2）2022年10月31日。转让方应在收到第一期股

权转让价款（即 [*****] ）后的[*****]  内向公司及受让方提供股权转让变更登记中需转让方提供的文件和资料。

3.2.2

The Transferor shall assist and cooperate with the Company and the Transferee in completing the amendment registration/filing procedures with the relevant market supervision and administration authority; such change shall reflect the arrangement for the Equity Transfer and the arrangement for change of shareholders (the “Amendment Registration of Equity Transfer”). The Transferor covenants and undertakes that, in the event that it has received the first tranche of the Equity Transfer Price (i.e. [*****]) in full,  it shall make commercially reasonable efforts to assist and cooperate with the Company and the Transferee to ensure the Amendment Registration of Equity Transfer to be completed prior to the earlier of (1) the expiration of the [*****] after the date on which the Transferor has received the first tranche of the Equity Transfer Price (i.e. [*****]) in full; or (2) October 31, 2022. The Transferor shall, within [*****] after receiving the first tranche of the Equity Transfer Price (i.e. [*****]  in full), provide the Company and the Transferee with the documents and materials required for the Amendment Registration of Equity Transfer.

3.2.3	[*****]

第四条先决条件

IV.Conditions Precedent

受让方履行其在本协议项下的交割义务应以交割条件满足日或之前，下列条件全部得到满足、确认或被受让方以书面形式予以豁免为先决条件（”先决条件”）：

The obligations of the Transferee to carry out the Closing hereunder shall be conditional upon the satisfaction, confirmation or written waiver by the Transferee of all of the following conditions on or prior to the date on which the Conditions Precedent are satisfied (the “Conditions Precedent”):

4.1双方同意并正式签署本协议；

4.1	Agreement and duly execution by the Parties of this Agreement;

4.2本次股权转让以及本次股权转让项下目标股权全部权利、权属和权益（包括目标股权享有A+轮投资者根据股东协议（或股东协议后续不时修订或者修改）享有相应的股东的权利）的一并转让取得标的公司股东会决议通过；

4.2

The Equity Transfer and the transfer of all rights, titles and interests in, to and under the Target Equity of the Equity Transfer (including the Target Equity shall be entitled to the relevant shareholders’ rights as a Series A + Investor with respect to the Target Equity in accordance with the Shareholders’ Agreement, as amended or modified from time to time subsequently) have been approved by the shareholders’ meeting of the Company;

4.3	转让方已经就其签署、交付和履行本次股权转让项下与其相关事项取得所需的一切的授权、许可和批准，包括但不限于转让方或关联方的股东会决议和/或董事会决议等。
4.3

The Transferor has obtained all necessary authorizations, permits and approvals in connection with its execution, delivery and performance of the matters regarding the Transferor under the Equity Transfer, including without limitation the shareholders resolutions and/or board resolutions of the Transferor or its Affiliates.

4.4转让方在本协议项下的陈述与保证自签署日至交割日持续保持是真实、完整、准确和不具有误导性的；转让方没有违反本协议约定的行为；

4.4

The representations and warranties of the Transferor under this Agreement remain true, complete, accurate and non-misleading as of the Execution Date to the Closing Date; the Transferor has not committed any act in violation of this Agreement;

4.5截至交割日，不存在限制、禁止本次股权转让的任何行动、程序，不存在任何尚未取得的与本次股权转让有关的许可、批准或第三方许可；

4.5

As of the Closing Date, there are no actions or procedures restricting or prohibiting the Equity Transfer, and there are no outstanding permits, approvals or third party permits in connection with the Equity Transfer;

4.6转让方向受让方出具书面付款通知，记载收取股权转让价款的转让方指定的银行账户；

4.6	The Transferor’s issuance of a written payment notice to the Transferee reflecting the payment of the Equity Transfer Price to the bank account designated by the Transferor;

4.7转让方向受让方出具书面交割通知，承诺本第四条规定的先决条件全部得到满足。

4.7	The Transferor’s issuance of a written closing notice to the Transferee undertaking the satisfaction of all the Conditions Precedent set forth in this Article IV.

第五条赔偿

V.INDEMNIFICATION

5.1赔偿

若一方或其关联方、董事、代表以及前述各主体的继承人和受让人（合称为”被赔偿方”）因下述事项遭受任何损失，另一方应对被赔偿方进行赔偿、保护并使其免受因下述原因而遭受或承担任何损失、损害、责任、成本或支出，包括但不限于合理的诉讼、仲裁费用和律师费，并使被赔偿方的权益恢复至该等事件未发生时的状态：

5.1INDEMNIFICATION

If a Party or its Affiliates, directors, representatives, successors and assignees (collectively, the “Indemnified Party”) suffers any losses arising from the following matters, the other Party shall indemnify, protect and hold the Indemnified Party harmless from and against any loss, damage, liability, cost or expense, including without limitation reasonable litigation or arbitration costs and attorneys’ fees, incurred or incurred by the Indemnified Party, and shall restore the Indemnified Party’s right and interest to that state if such events had not occurred, as a result of:

5.1.1	另一方在本协议项下中所作的任何陈述或保证不真实、不准确、不完整或存在误导性；
5.1.1	Any of the representations or warranties made by the other Party under this Agreement is untrue, inaccurate, incomplete or misleading;

5.1.2	另一方违反本协议规定的应由该方履行的任何承诺或义务。
5.1.2	The other Party is in breach of any covenant or obligation to be performed by such Party pursuant to this Agreement.

第六条终止

VI.Termination

6.1	合同解除的情形
6.1	Circumstances of Termination of the Contract

本协议可以通过下列方式解除：

This Agreement may be terminated in the following ways:

6.1.1.	本协议双方共同以书面协议解除并确定解除生效时间；
6.1.1	The Parties shall terminate this Agreement and determine the effective date of such termination by mutual written agreement;

6.1.2	受让方超过本协议约定的付款日期延迟付款超过 [*****]，且经转让方催告后[*****] 仍未付款的；转让方有权发出书面通知单方解除本协议；
6.1.2

The Transferee is late for the payment described under this Agreement for more than [*****], and still fails to complete such payment within another  [*****] after being requested by the Transferor thereafter, the Transferor has the right, at its sole discretion, to terminate this Agreement by a written notice;

6.1.3	在受让方全额支付第一期股权转让价款（即 [*****]）的前提下，股权转让变更登记未在本协议第3.2.2条约定的期限内完成且延期超过 [*****] ，经受让方催告后 [*****] 仍未完成的；受让方有权发出书面通知单方解除本协议。
6.1.3

In the event that the Transferor has received the first tranche of the Equity Transfer Price (i.e. [*****]) in full), if the Amendment Registration of Equity Transfer has not been completed within  [*****]  after the respective period as set forth in this Section 3.2.2, and has not been completed within another  [*****] after being requested by the Transferee thereafter, the Transferee has the right, at its sole discretion, to terminate this Agreement by a written notice.

6.2合同解除的效力

6.2	Effect of Termination of Contract

6.2.1.	除非本协议另有约定，当本协议依上述之第6.1项任何一款解除后，本协议即无效力，但本协议第五条至第十条仍然有效。
6.2.1

Unless otherwise provided for in this Agreement, if this Agreement is terminated according to any of the provisions set forth in Section 6.1 above, this Agreement shall have no effect upon termination, except for Article V to Article X hereof.

6.2.2.

本协议解除后，受让方无需支付任何股权转让价款，若受让方已支付股权转让价款的，转让方应自本协议解除之日起 [*****] 内向受让方返还已支付的股权转让价款；如本协议解除之前股权转让变更登记已完成，受让方应促使标的公司于本协议解除之日起[*****] 内在相关市场监督管理部门完成相应的变更登记/备案手续，且受让方应促使该等变更确保转让方恢复为目标股权的登记持有人并享有股东协议下转让方原享有的全部股东权利。除本协议另有约定外，本协议解除后，本协议双方应本着公平、合理、诚实信用的原则在 [*****] 内或者双方另行确认的其他期限内尽最大努力恢复本协议签订前的状态。

6.2.2

Upon termination of this Agreement, the Transferee is not required to pay any Equity Transfer Price. If the Transferee has already paid the Equity Transfer Price, the Transferor shall refund the paid Equity Transfer Price to the Transferee within [*****] after the termination of this Agreement; If the Amendment Registration of Equity Transfer is completed before the termination of this Agreement, the Transferee shall, within [*****] after the termination, cause the Company to complete the amendment registration/filing procedures with the relevant market supervision and administration authority, which shall reflect that the Transferor reverts to the duly registered holder of the Target Equity and is entitled to all of its shareholder rights and benefits under the Shareholders’ Agreement. Unless otherwise provided for in this Agreement, after the termination of this Agreement, the Parties shall, based on the principles of fairness, reasonableness, honesty and good faith, make their best efforts to resume the status before the execution of this Agreement within [*****] or other time limit as otherwise agreed by both Parties.

6.2.3.	本协议解除后，除本协议另有约定外，双方在本协议项下的权利和义务即告终止，但本协议的解除不影响任何一方在本协议项下获得赔偿或补

偿的权利。

6.2.3

Unless otherwise provided for in this Agreement, the rights and obligations of the Parties under this Agreement shall forthwith terminate upon the termination of this Agreement, provided that the termination of this Agreement shall not affect any Party’s rights to obtain indemnification or compensation under this Agreement.

第七条不可抗力

VII.Force Majeure

7.1

若由于地震、台风、洪水、火灾、流行病、战争、暴乱、敌对行动、公众动乱、罢工以及其他任何无法预见并且是受影响方无法防止亦无法避免的不可抗力事件（统称为”不可抗力”），而直接或间接致使本协议任何一方不能履行或不能完全履行本协议时，则受上述不可抗力影响的一方不对此不履行或部分履行承担责任，前提是该受影响方须立即毫不迟延地按照本协议约定的通知方式向另一方发出书面通知，并须在发出该书面通知后[*****] 内向另一方提供不可抗力事件的详情，解释其此种不能履行、部分不能履行或需要迟延履行的原因。

7.1

In the case of earthquakes, typhoons, floods, fires, flu, wars, riots, hostilities, public disturbances, strikes or any other events of force majeure that cannot be predicted and are unpreventable and unavoidable by the affected Party (collectively referred to as “Force Majeure”), which directly or indirectly causes the failure of either Party to perform or completely perform this Agreement, then the Party affected by such Force Majeure shall not be held liable for such non-performance or partial performance, provided that the affected Party shall immediately and without delay give the other Party written notice in accordance with the methods set forth herein, and shall provide details of the event of Force Majeure to the other Party within [*****] after sending out such written notice, explaining the reasons for such failure of, partial or delay of performance.

7.2	若主张不可抗力的一方未能根据以上规定通知另一方并提供适当证明，其不得免于承担未能履行其在本协议项下义务的责任。受不可抗力影响的一方应作出合理的努力，以减低该不可抗力造成的后果，并在该不可抗力终止后尽快恢复履行所有有关义务。如受不可抗力影响的一方在因

不可抗力而暂免履行义务的理由消失后未有恢复履行有关义务，该方应就此向另一方承担责任。

7.2

If such Party claiming Force Majeure fails to notify the other Party and furnish it with proof pursuant to the above provision, such Party shall not be excused from non-performance of its obligations under this Agreement. The Party so affected by the event of Force Majeure shall use reasonable efforts to minimize the consequences of such Force Majeure and to promptly resume performance hereunder whenever the causes of such excuse are cured. Should the Party so affected by the event of Force Majeure fail to resume performance hereunder when the causes of such excuse are cured, such Party shall be liable to the other Party.

7.3	不可抗力发生时，双方应立即互相协商，以求达致公平解决方案，并须作出一切合理努力，尽量减低该不可抗力造成的后果。
7.3

In the event of Force Majeure, the Parties shall immediately consult with each other to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

第八条通知

VIII.Notices

8.1	本协议要求的或根据本协议做出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方如附件一所示地址。
8.1	Any notice, request, demand and other correspondences required or given by this Agreement shall be made in writing and sent to the addresses of relevant Parties set forth in Appendix A.

8.2	该等通知或其他通信视为有效送达的日期按如下方式确定：(i) 面呈的通知在被通知人签收或拒收时视为送达；(ii) 可以邮寄方式进行的通知均应采用挂号快件或特快专递的方式进行，挂号快件应在投寄后第 [*****] 视为送达，特快专递应在被通知地址签收或拒收时视为送达；(iii) 经电子邮箱发送的通知自该邮件到达收件人邮箱系统之时视为已实际送达。
8.2

The dates on which such notices or other correspondences shall be deemed to have been effectively given shall be determined as follows: (i) notices delivered in person shall be deemed delivered upon receipt or refusal by the receiving Party; (ii) notices that may be sent by post shall be sent by registered mail or express mail, and [*****] after the registered mail is posted, or upon receipt or refusal at the address of the receiving Party, if delivered by express mail; (iii) notices sent by email shall be deemed effectively delivered upon delivery of such email into the email system of the recipients.

8.3	若任何一方的上述通讯地址或通知方式发生变化（”变动方”），变动方应当在该变更发生后的 [*****] 内通知其他方。变动方未按约定及时通知的，变动方应承担由此造成的损失。
8.3

If either Party changes the above mailing address or contact information (the “Changing Party”), it shall notify the other Party within [*****] after the occurrence of such change. If the Changing Party fails to notify the other Party of the same in a timely manner, it shall bear the losses arising therefrom.

第九条保密

IX.Confidentiality

9.1	双方应就其签署本协议及其他交易文件的事实、本协议及其他交易文件的条款以及双方就签署和履行本协议及其他交易文件而交换的任何信息予以保密，不得向任何第三方披露前述信息。
9.1

The Parties shall maintain confidential the fact that the Parties have executed this Agreement and the other Transaction Documents, the terms hereof and thereof and any information exchanged by the Parties in connection with the execution and performance of this Agreement and the other Transaction Documents, and shall not disclose to any third party the aforementioned information.

9.2

上述限制不适用于：(i) 该信息在披露时已为公众所知悉；(ii) 为履行本协议项下交易之目的，一方向同意履行保密义务的其关联方、董事、股东、管理人员、员工、会计师、顾问、代表及代理人所披露；(iii) 一方按照对其有管辖权的政府部门的要求而披露，披露之前一方先以书面形式将披露的保密信息的确切性质通知其他方。如果可行，在作出上述披露前的合理时间内，披露方应与其他方就该披露进行协商，并就其他方合理要求尽可能对该披露寻求保密处理。

9.2

The above restrictions shall not apply to: (i) information which is already known to the public at the time of disclosure; (ii) information disclosed by a Party to its Affiliates, directors, shareholders, officers, employees, accountants, consultants, representatives and agents who agree to comply with the obligations of confidentiality for the purpose of implementing the transactions contemplated hereby; (iii) information disclosed by a Party in accordance with the requirements of any competent governmental authority; provided, however, that prior to such disclosure, such Party shall have notified the other Parties in writing of the exact nature of the Confidential Information to be disclosed. If practicable, within the reasonable time before such disclosure, the disclosing Party shall consult with the other Parties regarding such disclosure and seek confidential treatment for such disclosure as much as possible upon the reasonable request of the other Parties.

9.3	不论本协议是否变更、解除或终止，本条均有法律效力。
9.3	This Article shall have legal effect irrespective of changes to, and rescission or termination of, this Agreement.

第十条其他条款

X.Miscellaneous Provisions

10.1生效日

本协议自双方正式签署（其中企业法人或其他非自然人实体须加盖公章）后于本协议文首所载日期起生效，构成对双方合法、有效及有约束力的权利及义务，可依照本协议的条款强制执行。

10.1	Effective Date

This Agreement shall become effective on the date first written above upon due execution by the Parties (corporate legal person or other non- natural person entity shall affix official seal). This Agreement shall constitute the legal, valid and binding rights and obligations of the Parties, enforceable in accordance with its terms.

10.2适用法律

本协议的签署、生效、履行、解释、终止以及争议的解决，均应适用中国法律。为本协议目的，本协议中提及的”中国法律”均指中华人民共和国法律，不包括香港特别行政区、澳门特别行政区和台湾地区法律。

10.2	Governing Law

The execution, effectiveness, performance, interpretation, termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China. For the purposes of this Agreement, the laws of China herein referred to shall mean the laws of the People’s Republic of China, and not include any laws of Hong Kong, Macao and Taiwan regions of China.

10.3争议解决

任何因本协议或其解释、违反、终止或有效性而引起的、或与之有关的争议、争论或申诉，均应提交至位于北京的中国国际经济贸易仲裁委员会，按照申请仲裁时该会现行有效的仲裁规则进行仲裁，仲裁地点在北京。仲裁裁决是终局的，对双方均有约束力。在根据本条仲裁程序进行期间，除仲裁事项之外，本协议应在所有方面保持全部效力。除仲裁事项所涉及的义务之外，双方应继续履行其在本协议项下的义务及行使其在本协议项下的权利。

10.3	Dispute Resolution

Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof shall be submitted to China International Economic and Trade Arbitration Commission (“CIETAC”) in Beijing for arbitration in accordance with its arbitration rules in effect at the time of applying for arbitration. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding upon both Parties. During the course of arbitration proceedings under this Section, this Agreement shall remain in full force and effect in all respects except for the matter (s) under arbitration. Except for the obligations involved in the matter (s) under arbitration, the Parties shall continue to perform their obligations and exercise their rights under this Agreement.

10.4简版协议

双方同意为便于办理本次股权转让相关的政府程序，双方应善意协商另行签订与本协议项下事项有关的其他任何合同、协议或文件（包括但不限于根据市场监督管理部门的要求签署的简版股权转让协议及其他文件，如适用），但该等合同、协议或文件与本协议有任何矛盾或不一致之处，以本协议为准。

10.4	Short Form Agreement

The Parties agree that for the convenience of the government procedures relating to the Equity Transfer, the Parties shall negotiate in good faith any other contract, agreement or document relating to the matters hereunder (including, without limitation, a short form equity transfer agreement and other documents, if applicable, executed as required by the market supervision and administration authority) to be separately entered into by the Both Parties. In the event of any contradiction or discrepancy between any of such contract, agreement or document and this Agreement, this Agreement shall prevail.

10.5整体协议

本协议是双方之间就本协议所涉及的事项达成的整体协议，取代本协议签署前所作的一切口头或书面的，明示或默示的协议、约定和陈述。

10.5	Entire Agreement

This Agreement shall constitute the entire agreement between the Parties with respect to the matters covered herein and shall supersede all oral or written, express or implied agreements, covenants and representations made prior to the execution of this Agreement.

10.6弃权

协议任何一方未行使或迟延行使本协议及其修改或补充协议所规定的任何权利或救济的行为，都不应构成或被视为弃权行为；任何单一或部分行使上述权利和救济的行为也不应妨碍对该权利和救济的进一步行使。

10.6	Waiver

No failure or delay on the part of either Party hereto to exercise any right or remedy provided for in this Agreement or any amendment or supplement hereto shall operate or be construed as a waiver of such right or remedy, nor shall any single or partial exercise of such right or remedy preclude any further exercise thereof or the exercise of any other right or remedy.

10.7可分割性

如果本协议中任何规定被判定为不合法、无效、或不具有可强制执行性，则双方同意该项规定应当在可行的最大限度内予以强制执行，以实现双方的意图，且本协议所有其他规定的有效性、合法性和可强制执行力均不受到任何损害。如果为了使双方的意图生效而有此必要的话，双方将以诚信协商修订本协议，以尽可能贴近上述意图且能够强制执行的文字来取代不可强制执行的文字。

10.7	Severability

If any provision of this Agreement shall be held to be illegal, invalid, or unenforceable, the Parties agree that such provision shall be enforced, to the extent possible, so as to give effect to the intent of the Parties, and the validity, legality and enforceability of all other provisions of this Agreement shall not in any way be impaired. To the extent necessary to give effect to the intent of the Parties, the Parties shall negotiate in good faith to amend this Agreement by replacing the unenforceable provision with an enforceable provision that comes as close as possible to the intent of the Parties.

10.8税费承担

除非本协议另有规定，本次股权转让所涉及的各项税费按照中国法律的规定应由一方承担的，由该方自行承担并缴纳。受让方没有义务支付或代扣代缴转让方根据相关法律法规应为本协议项下的交易所需支付的税负。

办理股权转让变更登记所涉及的费用由标的公司承担并支付。任何一方要求就本次股权转让开展的评估、审计的，所发生的费用由其自行承担。

10.8	Taxes and Fees

Unless otherwise provided herein, all taxes involved in this Equity Transfer that should be borne by one Party according to the laws of China shall be borne and paid by the Party itself. The Transferee shall have no obligations to pay or withhold any tax of any nature that is required by the applicable Laws to be paid by the Transferor in connection with the transactions contemplated under this Agreement.

Any fees involved in handling the Amendment Registration of Equity Transfer shall be borne and paid by the Company. If either Party requests to conduct any evaluation or auditing on this Equity Transfer, the fees incurred thereof shall be borne by itself.

10.9转让和继承

本协议对双方当事人的继承人和受让人有效，上述继承人和受让人可享有本协议项下的权益并承担本协议项下的义务。未经另一方事先书面同意，任何一方均不得让与或转让其本协议项下的任何权利或义务。

10.9	Assignment and Succession

This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties and such successors and assigns may assume the obligations under this Agreement. Neither Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party.

10.10修改和补充

双方应以书面协议的方式对本协议进行修改和补充。经过双方签字的有关本协议的修改协议和补充协议是本协议的组成部分，具有与本协议同等的法律效力。

10.10	Amendments and Supplements

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

10.11附件

本协议的附件是本协议不可分割的组成部分，与本协议正文互为补充具有同等的法律效力，本协议附件与本协议冲突的，以本协议正文约定为准且须进行相应修改。

10.11	Appendix

The Appendix to this Agreement shall be an integral part of this Agreement and shall be complementary to the text of this Agreement and shall have the same legal validity. In the event of any conflict between the Appendix to this Agreement and this Agreement, the provisions of the text of this Agreement shall prevail and be modified accordingly.

10.12关联方

为本协议之目的，就任何特定的主体而言，其”关联方”系指任何直接或间接控制该主体，或直接或间接被该主体控制，或直接或间接与该主体共同受控制的任何其他主体。为免疑义，任何自然人的”关联方”还包括该自然人的近亲属，包括配偶、父母、祖父母、外祖父母、兄弟姐妹及其配偶、子女及其配偶、孙子女及其配偶、外孙子女及其配偶、配偶的父母、配偶的兄弟姐妹及其配偶、以该自然人及/或其近亲属作为受益人或全权信托对象的任何信托的受托人，以及由上述人员控制的任何主体也应视为该自然人的关联方。

10.12	Affiliates

For the purpose of this Agreement, an “Affiliate” of any specified Person means any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with, such specified Person. For the avoidance of doubt, the “Affiliate” of a natural person shall also include such natural person’s immediate family, including his or her spouse, parents, grandparents, siblings and their spouses, children and their spouses, grandchildren and their spouses, spouses’ parents, spouses’ brothers and sisters and their spouses, trustees of any trust of which such natural person and/or his or her immediate family is a beneficiary or discretionary object, and any Person Controlled by any of the aforesaid persons, shall also be deemed as an Affiliate of such natural person.

10.13语言和文本

本协议用中英文双语书就，如两种语言文本出现任何不一致的，应以中文文本为准。本协议一式四份，每份具有同等法律效力。

10.13	Language and Counterparts

This Agreement is written both in Chinese and English versions. In case of any discrepancy between the two language versions, the Chinese version shall prevail. This Agreement is made in four copies, and each copy shall have the same legal effect.

（以下无正文）

(The remainder of this page is intentionally left blank)

此证，本协议的每一方已促使其正式授权的代表于文首所载的日签订本协议，以昭信守。

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date and year first above written.

凯信生物医药（无锡）有限公司（公章）

CASI Biopharmaceuticals (Wuxi) Co., Ltd. (Seal)

签署：/s/ Wei Zhang

______________________

Signature:

姓名：WEI ZHANG

Name: WEI ZHANG

职务：法定代表人

Title: Legal Representative

《凯信生物医药（无锡）有限公司与深圳嘉道功程股权投资基金（有限合伙）

关于转让合源生物科技（天津）有限公司股权之股权转让协议》签署页

Signature Page

此证，本协议的每一方已促使其正式授权的代表于文首所载的日期签订本协议，以昭信守。

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date and year first above written.

深圳嘉道功程股权投资基金（有限合伙）（公章）

Shenzhen Jiadao Gongcheng Equity Investment Fund (Limited Partnership) (Seal)

签署：/s/ Kung Hung Ka

______________________

Signature:

姓名：

Name: Kung Hung Ka

职务：

Title: Authorized Representative

《凯信生物医药（无锡）有限公司与深圳嘉道功程股权投资基金（有限合伙）

关于转让合源生物科技（天津）有限公司股权之股权转让协议》签署页

Signature Page

附件一 通知信息

Appendix A Notice Information

[*****] [*****] [*****] [*****] [*****] [*****]
转让方 Transferor

地址：中国北京市朝阳区 建国路81号华贸中心写字楼一座17层1701-1702

Address: 1701-1702 Tower 1,China Central Place, No. 81 Jianguo Street, Chaoyang district, Beijing, 100025, China

电话：[*****]

Telephone: [*****]

邮箱：[*****]

E-mail: [*****]

联系人：[*****]

Contact: [*****]

受让方 Transferee

地址：中国广州市天河区临江大道59号天銮广场A6栋3902室

Address: Room 3902, A6 Building, Tianluan Guangchang, No.59 Linjiang Avenue,  Tianhe district, Guangzhou,  China.

电话：[*****]

Telephone: [*****]

邮箱：[*****]

E-mail: [*****]

联系人：[*****]

Contact: [*****]

附件一Appendix A